UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2004

WESTCOAST HOSPITALITY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Washington	001-13957	91-1032187

(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

201 W. North River Drive
Suite 100
Spokane, Washington	99201

(Address of Principal Executive Offices)	(Zip Code)

(509) 459-6100 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

ITEM 2.02 Results of Operations and Financial Condition
ITEM 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT 99.1

ITEM 2.02 Results of Operations and Financial Condition

On October 28, 2004, the registrant issued a press release setting forth its second quarter 2004 financial results. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

The press release disclosed that the registrant’s net income for the three months ended September 30, 2004 and 2003 was $3,498,000 and $2,598,000 respectively. EBITDA (income before interest expense, income taxes, depreciation and amortization) for the same periods was $12,690,000 and $11,739,000, respectively. The release also disclosed that the registrant’s net income for the nine months ended September 30, 2004 and 2003 was $1,578,000 and $1,342,000 respectively. EBITDA for the same periods was $23,764,000 and $22,994,000, respectively. A reconciliation of EBITDA to net income for all the above periods was attached to the press release.

The information furnished in this report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

ITEM 9.01 Financial Statements and Exhibits

(c)	Exhibits.

The following exhibit is furnished pursuant to Item 9.01 hereof:

Exhibit No.	Exhibit
99.1	Press release dated October 28, 2004 reporting third quarter 2004 financial results

By filing this report on Form 8-K, the registrant makes no admission as to the materiality of any information in this report. WestCoast Hospitality Corporation reserves the right to discontinue the availability of the information in the attached exhibit from its website at any time.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTCOAST HOSPITALITY CORPORATION
(Registrant)

/s/ Peter P. Hausback
Vice President, Chief Financial Officer
(Signature)

October 28, 2004
(Date)

EXHIBIT INDEX

Exhibit No.	Exhibit
99.1	Press release dated October 28, 2004 reporting second quarter 2004 financial results